ARTICLES OF MERGER OF DOMESTIC CORPORATIONS
                 FOR THE MERGER OF
                 THE COMPUTER STORE, INC.
                 INTO
                 POMEROY COMPUTER RESOURCES OF SOUTH CAROLINA, INC.

                 Pursuant to Sections 33-11-101 of the South Carolina
            Business Corporation Act of 1988, as amended, the undersigned domestic corporations adopt the following
            Articles of Merger for the purpose of merging into a single corporation:

            1. Constituent Corporations. The names of the undersigned constituent corporations and the states under the laws of which each is organized are:

                 Name of Corporation State of Incorporation

                 The Computer Store, Inc.
            South Carolina
                 Pomeroy Computer Resources of South Carolina, Inc.
            South Carolina

            2.   Statutory Merger.   The laws of the state under which
            each corporation is organized permit such a merger.

            3.   Surviving Corporation.   The name of the surviving
            corporation is Pomeroy Computer Resources of South Carolina, Inc. and it is to be governed by the laws of the State of South Carolina.

            4.   Plan of Merger.   The filing of these Articles of
            Merger shall merge The Computer Store, Inc. into Pomeroy Computer Resources of South Carolina, Inc., and convert the outstanding shares of the capital stock of The Computer Store, Inc. and the outstanding shares of the capital stock of Pomeroy Computer Resources of South Carolina, Inc., all in accordance with the Plan of Merger, which was duly adopted by the respective Board of Directors and shareholders of The Computer Store, Inc. and Pomeroy Computer Resources of South Carolina, Inc., a copy of which is attached hereto as Exhibit "A" and made a part hereof (the "Plan of Merger").

            5. Adoption by Acquired Corporation. The Plan of Merger was duly approved by the shareholders of The Computer Store, Inc. on October ___, 1997, in the manner prescribed by the laws of the State of South Carolina as follows:




            Voting Group
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            Number of Outstanding Shares

            Number of Votes Entitled to Be Cast
            Number of Shares Represented at the Meeting
            Number of Undisputed Shares Voted
            For          Against

            Common*
            16,000
            16,000
            16,000
            16,000          0


            * The corporation has only one class of stock entitled to vote on the merger.

            6.   Adoption by Surviving Corporation.   The Plan of Merger
            was duly approved by the sole shareholder of Pomeroy
            Computer Resources of South Carolina, Inc. on October ___, 1997, in the manner prescribed by the laws of the State of South Carolina as follows:




            Voting Group

            Number of Outstanding Shares

            Number of Votes Entitled to Be Cast
            Number of Shares Represented at the Meeting
            Number of Undisputed Shares Voted
            For          Against

            Common*
            100
            100
            100
             100                0


            * The corporation has only one class of stock entitled to vote on the merger.

            7.   Authorizing Law.   The Plan of Merger and the
            transactions contemplated therein were unanimously approved by the shareholders of both of the constituent corporations as required by Chapter 11 of the South Carolina Business Corporations Act of 1988, as amended. Since all issued and outstanding shares of stock of each constituent corporation were voted in favor of the merger, no dissenters rights are applicable.
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            8.   Effective Time.     These  Articles  and  Certificate
            of Merger shall be effective at 5:00 p.m. local time on the day filed with the Secretary of State of South Carolina.


            Date:_________________, 1997            THE COMPUTER STORE,
            INC.



            By:________________________________


            Title:________________________________


                                               POMEROY COMPUTER
            RESOURCES                                    OF SOUTH
            CAROLINA, INC.



            By:________________________________




            Title:________________________________

                 EXHIBIT "A"


                 PLAN OF MERGER



            See attached.
            ??








            LD 92294-2
                               E-145
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